Exhibit 10.21
Amendment to the 2015 Inventory Purchase and Consignment Agreement

This Amendment to the Textbook Services Agreement (the “Superseding Agreement”) is entered into effective as of January 1, 2018 by and among Ingram Hosting Holdings LLC, a Delaware limited liability company, formerly known as Ingram Hosting Holdings Inc., (“IHH”), Chegg, Inc., a Delaware corporation (“Chegg”), and Ingram Book Group LLC, a Tennessee limited liability company, formerly known as Ingram Book Group Inc., (“IBG”). IHH, Chegg and IBG are each a “Party” and collectively the “Parties”.

Whereas, the Parties entered into that certain 2015 Inventory Purchase and Consignment Agreement dated April 3, 2015 (the “2015 Agreement”), pursuant to which Chegg, on behalf of IHH, sources, purchases, rents, and sells new and used textbooks from and to Consumers (defined below) and IHH takes and retains title and manages the warehousing and logistics with respect to the textbooks.

Whereas, IHH and Chegg wish to modify the 2015 Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises, mutual covenants and obligations hereinafter set forth, the Parties hereby agree as follows.

1.
The following is added immediately after subsection (iv) of the “Fees; Payment Terms” section under the “Fee Schedule” heading in Section 6 of the Confidential Appendix with respect to additional payments:

(v) Beginning on January 1, 2018 and continuing through the Term of this 2015 Agreement, IHH shall owe Chegg an amount equal to [***] per book sourced for rental program [***]. [***] Such amount shall be paid to Chegg within [***] days.

2.	The following is added to the end of the “Fees; Payment Terms” section under the “Fee Schedule” heading in Section 6 of the Confidential Appendix with respect to additional payments:

[***]

3.	The following is added to Section 7, Risk Sharing, of the Confidential Appendix.

The following table shows the [***] expressed as a % of [***] for the [***] tranches referred to in this 2015 Agreement. All other Fees and Additional Payments shall be shared between IHH and Chegg per Section 6 of the Confidential Appendix. The [***]below will not be subject to a trigger for early termination referred to herein.

Tranche type	Cumulative Base (Original) and Adjusted (Revised) [***] as % of [***]
[***]	[***]
[***]	[***]

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[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

The following table shows the key base assumptions underlying the financials of the [***] tranches.

Base Assumptions
Average Acquisition Price per Unit	[***]
Logistics Cost per Rental Turn	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

A “Rental Turn” is defined as a roundtrip Net Rental Unit (as defined below) transaction with both an outbound and return inbound shipping rental leg. Just an outbound Net Rental Unit transaction would count as [***] Rental Turns. The average Rental Turns for a procurement tranche will be calculated as Net Rental Units over [***] for [***] tranche or [***] for [***] tranche minus the [***] Rental Turn impact of units without a return inbound shipping leg. Units without a return inbound shipping leg are units charged a Replacement Fee, units charged a Purchase Fee, and any other units not returned by students.

“Net Rental Unit” means unit ordered and received by a customer less any unit returned outside the typical end of cycle.

[***]

4.	The last row of the table in Section 8 of the Confidential Appendix is hereby deleted and replaced with the following:

Purchase Date	Payment Structure	Payment Terms
Jan 1, 2018 onward	[***]	[***]

5.	Insurance for Chegg Partner Inventory: The definition of "Chegg Inventory" per ‘Definitions’ in Section 1 of the 2015 Inventory Purchase and Consignment Agreement is amended as follows:

"Chegg Inventory" means the new and used textbooks owned by Chegg or its [***] partners (the “[***] Inventory”) but transferred to IBG warehouses for IBG to manage the logistics of sale and rental during the Term. Together, the IHH Inventory and the Chegg Inventory are referred to as the "Combined Inventory."

6.	The following is added to Section 2(h) of the 2015 Agreement:

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7.	The attached Best Practices Addendum, effective February 28, 2017, is hereby incorporated into and becomes a part of the 2015 Agreement.

8.	Except as explicitly set forth herein, the 2015 Agreement remains unchanged and in full force and effect.

9.
This Amendment is (i) governed by the laws of the State of Delaware without regard to its conflicts of laws provisions, and (ii) may be executed in counterparts and/or by electronic signature (including in pdf form) and if so executed shall be equally binding as an original copy of this Amendment executed in ink by both parties.

[Signatures appear on the following page

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ACCEPTED AND AGREED:

CHEGG, INC.	INGRAM HOSTING HOLDINGS LLC

By: /S/ NATHAN T. SCHULTZ	By: /S/ BRIAN K. DAUPHIN
Name: Nathan T. Schultz	Name: Brian K. Dauphin
Title: CLO	Title: Senior Vice President, Finance

Address:	Address:
3990 Freedom Cir.	14 Ingram Boulevard
Santa Clara, CA 95054	La Vergne, TN 37086
Attn: Legal	Dept. Attn: Brian Dauphin, Sr. Vice President, Finance

INGRAM BOOK GROUP LLC

By: /S/ BRIAN K. DAUPHIN
Name: Brian K. Dauphin
Title: Chief Financial Officer

Address:
14 Ingram Boulevard
La Vergne, TN 37086
Attn: Brian Dauphin, Chief Financial Officer

Signature Page to Amendment to 2015 Inventory Purchase and Consignment Agreement

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Exhibit A
BEST PRACTICES ADDENDUM

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

BEST PRACTICES ADDENDUM
WHEREAS, Chegg and IBG entered into a Settlement Agreement (the “Settlement Agreement”) with McGraw-Hill Global Education Holdings, LLC, Cengage Learning, Inc., and Pearson Education, Inc. (individually and collectively, “Publishers” or “EPEG”) in order to resolve a dispute with the Publishers regarding the alleged distribution of counterfeit textbooks; and
WHEREAS, in connection with the Settlement Agreement, Chegg and IBG agreed to adopt and implement the Anti-Counterfeit Best Practices (“Best Practices”); and
WHEREAS, the Parties now desire to allocate responsibilities and obligations contained in the Best Practices and the Settlement Agreement between Chegg and IBG, as well as to amend certain other terms as further identified herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Best Practices Responsibility Allocation. The Parties acknowledge and agree that the following chart sets forth the requirements and related contingencies (if any) of Chegg and IBG for each identified section of the Best Practices and certain provisions of the Settlement Agreement:

BP Section #	BEST PRACTICES REQUIREMENT	Responsible Party(ies)	Contingencies
1	TD shall maintain Anti-Counterfeit Culture.	[***]	[***]
2	TD will provide annual affirmation to EPEG of their adoption and implementation of Best Practices.	[***]	[***]
4 a	TD will require its suppliers to affirm in writing or with valid electronic acknowledgment that the textbooks they sell to TD are authentic and lawfully acquired.	[***]	[***]
4 b	TD will require suppliers to provide accurate identifying information.	[***]	[***]
4 c	TD will employ a verification process to confirm that the Identifying Information of the affirming supplier is accurate and updated regularly.	[***]	[***]
5
When TD acquires textbooks described as “new,” TD shall require at the time of acquisition that the supplier identify the source of such books, including the name and physical address, from which it obtained the textbooks. unless the order contains less than 10 books of the same title or if the price is equal to or greater than 90% of list price.
		[***]	[***]
5
When TD acquires textbooks described as “used’ but which upon inspection, are actually new, TD shall promptly require the supplier to identify the source of the books, including the name and physical address unless the order contains less than 10 books of the same title or if the price is equal to or greater than 90% of list price.
		[***]	[***]
6	TD shall maintain a database of all titles it has previously identified as counterfeit, as well as suppliers who have previously provided counterfeit textbooks to TD.	[***]	[***]
6	TD shall exercise greater caution with respect to known counterfeit titles and suppliers who have previously provided counterfeit textbooks.	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

7	TD shall have qualified and trained personnel inspect incoming inventory to determine, as best as they can, if the inventory is counterfeit.	[***]	[***]
7 a	TD shall inspect all textbooks with a title that is known by TD to have been counterfeited previously.	[***]	[***]
7 b
TD shall inspect new textbooks (including textbooks described as “used” but which are actually new) that are sold in quantities of five or more at a price that is less than 90% of the publisher’s net price.
		[***]	[***]
7 c	TD shall inspect all textbooks with a title that is included on a list of recent releases provided by EPEG.	[***]	[***]
7 d
TD shall inspect all textbook titles sold in quantities of five or more by a supplier that has previously provided TD with a counterfeit textbook, unless such supplier either (i) has sold more than 50,000 textbooks to TD in the prior 12 months and less than 1% of the textbooks supplied have been identified as counterfeit, or (ii) is a Best Practice Distributor.
		[***]	[***]
7 e	TD shall inspect all textbooks sold in quantities of ten or more per title contained in a shipment that includes a counterfeit textbook.	[***]	[***]
7 f	TD shall inspect any inventory that to its knowledge, shipped directly or indirectly from outside the United States.	[***]	[***]
7 g	TD shall inspect textbooks of poor quality or that have traits known by TD to be consistent with counterfeit textbooks.	[***]	[***]
7 (last paragraph)	Other than for textbooks that TD sources directly from a publisher or a Best Practice Distributor, TD shall perform systematic random inspections on incoming textbooks.	[***]	[***]
8
Inspections shall be conducted by trained personnel who compare the incoming inventory to a legitimate exemplar from the publisher unless a textbook is rejected as counterfeit without the need for a comparison.
		[***]	[***]
8
In the event, that TD does not have a legitimate exemplar available to it, it may purchase one from the relevant publisher, or alternatively, submit the incoming textbook to the publisher or their designated review agent to determine if the textbook is counterfeit.
		[***]	[***]
9
Upon inspection, if a textbook appears to be counterfeit, TD will promptly notify the applicable publisher by email (in the form set forth on Exhibit A) and ship the textbook or an exemplar from the shipment to the publisher.
		[***]	[***]
9
If TD sends an exemplar of a larger shipment to the publisher, TD will quarantine the remaining portions of the shipment of the same ISBN, as well as any textbooks that are new or appear to be new, and will not distribute such portions until the publisher has made a determination of legitimacy.
		[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

10
In the event TD determines or is informed that it has sold, rented or otherwise distributed a counterfeit book, it shall promptly notify the respective publisher and immediately take steps, in an effort, to mitigate the harm. Among other things, this means that TD shall immediately notify any entity to whom it sold five or more copies of the counterfeit textbook and request that such buyer return the counterfeit textbooks, which at the publisher’s discretion and direction, TD will ship to the applicable publisher (at the publisher’s expense) or destroy (at TD’s expense). If the buyer refuses to cooperate, TD will promptly advise the publisher of such.
	[***]	[***]
11
TD will employ an inventory management system that allows TD to track the source of each particular textbook that it purchases, sells or maintains in its inventory. The inventory management system will include, at a minimum, marking or coding each text book with a unique identifier that allows TD to determine (1) who provided the textbook to TD, (2) the date it was received, and (3) the purchase price. TD will maintain the records for at least five (5) years from the date of purchase.
	[***]	[***]
12
When shipping a potentially counterfeit textbook to a publisher or their reviewing agent, the textbooks should include a filled out copy of Exhibit B [***]. When shipping a counterfeit textbook to a publisher, TD will provide notice by email to the publisher in advance of sending the shipment that will include all the information set forth on Exhibit C, as well as information concerning the shipment (number of textbooks, tracking information, etc.).
	[***]	[***]
13
Under no circumstance will TD return a known counterfeit or suspected counterfeit textbook to one of its suppliers or to a customer. TD understands that the respective publishers may require those items as evidence in a lawsuit and thus they need to be preserved.
	[***]	[***]
14
TD will not intentionally remove or alter from any textbooks any known devices, markings, or other tools used by the publishers to track or identify legitimate copies of their textbooks. Nor shall TD encourage, induce support, or aid other to do so.
	[***]	[***]
15
TD will reasonably cooperate with the publishers as they take targeted action to enforce against counterfeits. This includes providing information, documents and sample inventory with respect to recently identified counterfeit titles and sellers that are the subject of publisher enforcement efforts.
	[***]	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

16
Upon request from EPEG and no more than once per year, unless there is a good faith belief that it is needed more frequently, TD shall allow EPEG, at a mutually agreed date and time, to audit its compliance with these Best Practices. Also, if a publisher has a good faith belief that TD has distributed counterfeit books subsequent to any prior audit, it may conduct an audit of TD’s inventory (including the records of that inventory supplied by TD), either by title or supplier, or randomly, in an attempt to identify counterfeits and/or supplier of counterfeits.
		[***]	[***]
17
TD will designate one person within its organization to be responsible for overseeing compliance with these Best Practices. Within 14 days of naming such person or their successor, TD shall identify the person to EPEG for purposes of communications.
		[***]	[***]
[***]	[***]	[***]	[***]

2.	Best Practices Costs.

a.
Inspections. [***]. Such invoice shall include a report listing the items flagged for inspection by Chegg and the items flagged as suspect by IBG. [***] Non-routine audit costs not contemplated above, including but not limited to publisher audits, will be shared equally by the Parties

b.	Storage of quarantined textbooks. [***]

c.	[***]

3.
Indemnification. Each of IBG and Chegg agree to indemnify, defend and hold the other harmless from and against any and all losses, liabilities, damages, and third party claims (and all damages awarded to third parties,

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

third party liabilities, costs and expenses, including without limitation, reasonable attorneys’ fees) arising from or related to the other party’s failure to fulfill its requirements set forth in Section 1 above, unless such failure is directly attributable to the other party’s failure to perform a related contingency as identified in Section 1. In the event a related contingency is not met or performed by the applicable party and such non-performance results in the failure of the other party to fulfill its related requirements, then the party whose obligation it was to perform the related contingency shall indemnify, defend and hold harmless the other party. The additional terms and conditions applicable to indemnification as set forth in Section 17 of the 2015 Agreement shall apply to the indemnification obligations contained herein.

4.
Dispute Resolution. Subject to the terms of this Section 4, prior to any party filing suit against another party for an alleged breach of this Addendum, the party that intends to file suit must first provide written notice of the alleged breach and the basis for such allegation. Following such notice, the relevant parties shall negotiate in good faith in an attempt to resolve the dispute. If the dispute is not resolved within fifteen (15) days from the date of the notice, the party that provided the notice may initiate an expedited mediation using JAMS. The mediation session must occur within 30 days of initiating the proceeding with JAMS, unless the relevant parties agree otherwise. In the event that the dispute is not resolved through such mediation, the relevant parties are permitted to file suit in court.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.